Exhibit 99.16(a)


                                                                EXECUTION COPY



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of March 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), Wachovia Mortgage Corporation as seller ("Wachovia" and, in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-5AR (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer").

                                   RECITALS

         WHEREAS MSMCI, the Seller and the Servicer have entered into a certain Seller's Purchase, Warranties and Servicing Agreement, dated as of September 1, 2004 (the "Initial Agreement"), as supplemented by the Regulation AB Compliance Addendum (the "Reg AB Addendum"), dated as of November 22, 2005, (as further amended or modified to the date hereof, the "Agreement"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreement and the Servicer has agreed to service such Mortgage Loans;

         WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

         WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

         1. Assignment and Assumption

         (a) On and as of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

                  MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

         (b) On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

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         (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

         2. Recognition of Trustee

         (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, as modified hereby, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

         (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Sections 11.02 and 8.02 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

         (c) It is expressly understood and agreed by the parties hereto that
(i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator") and the Trustee (the "Pooling and Servicing Agreement"), (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust , (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

         3. Representations and Warranties

         (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

         (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

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         (c) Each of the Depositor, MSMCI, Seller and Servicer hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (d) The Seller hereby makes, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below), the representations and warranties set forth in Section 3.01 of the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

         4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval of MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

                  Wells Fargo Bank, National Association
                  ABA Number:       121-000-248
                  Account Name:  Corporate Trust Clearing
                  Account number:  3970771416
                  For further credit to: 50909000, MSM 2006-5AR

         The Servicer shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Client Manager, MSM 2006-5AR
                  Telecopier: (410) 715-2380

         5. Amendments to the Initial Agreement

         The parties to this Assignment hereby agree to amend the Initial Agreement as follows:

                  (a) With respect to the Specified Mortgage Loans, "Permitted Investments" shall mean at any time, any one or more of the following obligations and securities:

                           (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

                           (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of

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                           each Rating Agency, or such lower rating as shall
                           not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                           (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                           (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                           (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                           (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

                           (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                           (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                           (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such

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                           lower rating as shall not result in a change in the
                           rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

                           (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

                           (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                           provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

                  (b) The definition of "Remittance Date" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

         "Remittance Date: The 18th day of each month (or, if such 18th day is not a Business Day, the following Business Day)."

                  (c) The definition of "Servicing Fee" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

         "The Servicing Fee with respect to each Mortgage Loan for any calendar month (or a portion thereof) shall be 1/12 of the product of (i) the Scheduled Principal Balance of the Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed."

                  (d) The definition of "Servicing Fee Rate" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

         "Servicing Fee Rate": With respect to the adjustable rate Mortgage Loans, 0.250% per annum."

                  (e) Subsection 3.02(d) of the Initial Agreement is hereby amended and restated in its entirety as follows:

         "As of the Closing Date, none of the Mortgage Loans are contractually past due by more than 30 days;"

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                  (f) The following paragraphs are hereby incorporated into
                  the Initial Agreement at the end of Section 4.13:

         "The Seller shall prepare for and deliver to the Purchaser, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Purchaser, or its designee, to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Seller shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Purchaser, or its designee, for filing.

         Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Purchaser, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Purchaser, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Seller has agreed to indemnify and hold harmless the Purchaser, or its designee, with respect to the imposition of any such taxes."

                  (g) The second paragraph of Section 5.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

         "With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with such Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller."

                  (h) The first paragraph of Section 5.02 of the Initial Agreement is hereby amended and restated in its entirety as follows:

         "Not later than the 5th Business Day of each month (or if such 5th day is not a Business Day, the Business Day next succeeding such 5th day), the Seller shall furnish to the Master Servicer in electronic form mortgage loan level data as mutually agreed upon by the Seller and the Master Servicer and the monthly reports substantially in the form of Exhibit J attached hereto with respect to the Mortgage Loans and the period from but including the first day of the preceding calendar month through but excluding the first day of such month."

                  (i) The first paragraph of Section 5.03 of the Initial Agreement is hereby amended and restated in its entirety as follows:

         "Not later than the close of business on the Business Day preceding each Remittance Date, the Seller shall either (a) deposit in the Custodial Account from its own funds an amount equal to the

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principal and interest portion of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01, (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Section 5.03, used by the Seller in discharge of any such Monthly Advance or (c) make Monthly Advances in the form of any combination of (a) or (b) aggregating the total amount of Monthly Advances to be made, whether or not deferred pursuant to Section 4.01, which were due on a Mortgage Loan on the immediately preceding Due Date and delinquent at the close of business on the related Determination Date."

                  (j) The word "or" is deleted from the end of Section 8.01(vii), the word "or" is added at the end of Section 8.01(viii) and the following paragraph is hereby incorporated into the Agreement as new Section 10.01(ix):

         "(ix) failure by the Seller to duly perform, within the required time period, its obligations under Section 2.04 and Section 2.05 of the Reg AB Addendum which failure continues unremedied for a period of fourteen (14) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

                  (k) The following paragraph is hereby incorporated into the Initial Agreement as new Section 11.19:

         "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Section 2.04 and Section 2.05, respectively, of the Reg AB Addendum, any Master Servicer shall be considered a third party beneficiary to this Agreement (including the Reg AB Addendum and any other amendments or modifications thereto) entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

                  (l) Section 6.04 and Section 6.05 are hereby deleted from the Initial Agreement, it being understood that they are superseded by Section 2.04 and Section 2.05, respectively, of the Reg AB Addendum.

                  (m) The second sentence in Section 8.01 of the Initial Agreement is hereby replaced by the following:

         "On or after the receipt by the Seller of such written notice of termination, all authority and power of the Seller, as servicer, under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01."

                  (n) Exhibit J to the Initial Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit J attached to this Assignment as Exhibit II.

         6. Amendments to the Reg AB Addendum

         (a) The following is added as new defined terms in Article I of the Reg AB Addendum:

Indemnified Party: each Party described in the first sentence of Section 2.07(a) hereof.

         (b) The words "for a period" are hereby deleted from and the reference to "Securitization Transfer" is revised to read "Securitization Transaction" in each case in the second paragraph of Section 2.01(a) of the Reg AB Addendum.

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         (c)      Section 2.03(d) of the Reg AB Addendum is hereby amended and restated in its entirety as follows:

   "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (i) promptly notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator that would be material to securityholders, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, but only to the extent that such affiliations or relationships do not include the Purchaser, Depositor or any of their respective affiliates as a party, (C) any Event of Default under the terms of the Agreement or any Reconstitution Agreement, and (D) any merger, consolidation or sale of substantially all of the assets of the Company and (E) the Company's entry into an agreement with a Subservicer to perform or assist the Company with the performance of any of the Company's obligations under the Agreement or any Reconstitution Agreement, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

         (d) Section 2.03(f) of the Reg AB Addendum is hereby amended and restated in its entirety as follows:

   "In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of the Agreement, not later than ten
(10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

         (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

         (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

         (iii) information regarding any pool asset changes (such as additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

         (e) The following is inserted as Section 2.03(g) of the Reg AB
Addendum:

   "The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder as may be reasonably requested by the Purchaser, any Master Servicer or any Depositor."

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         (f)      Section 2.04 and Section 2.05 of the Reg AB Addendum are
                  each revised to require that the delivery of the documents, certifications and reports thereunder shall occur on or before March 15 of each calendar year, commencing in March 2007.

         (g) Section 2.05(a)(iv) of the Reg AB Addendum is hereby amended and restated in its entirety as follows:

   "deliver, and cause each Subservicer and Subcontractor described in clause
(iii) above to deliver, to the Purchaser, the Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Company, in the form attached hereto as Exhibit A. In addition to providing the Sarbanes Certification, the Servicer shall also cooperate with the Depositor and provide such additional information as the Depositor may reasonably request with respect thereto."

         (h) The second sentence of Section 2.06(a) is amended to require the Company to cause any Subservicer or Subcontractor to comply with all of the following Sections of the Reg AB
                  Addendum: Section 2.02, Section 2.03(c), (e), (f) and (g),
                  Section 2.04, Section 2.05, Section 2.06(a) and Section
                  2.07.

         (i) The last sentence of the second paragraph of Section 2.06(b) is amended to require the Company to cause any Subservicer or Subcontractor to provide any assessment of compliance and attestation but also any other certifications required to delivered under this Section 2.05.

         (j) Section 2.07(a)(ii) of the Reg AB Addendum is hereby amended and restated in its entirety as follows:

            "(ii) any breach by the Company under this Article II, including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required, under this Article II, including any failure by the Company to identify pursuant to Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;"

         (k) The word "or" is added at the end of Section 2.07(a)(iii) of the Reg AB Addendum and the following is inserted to Section 2.07(a) of the Reg AB Addendum:

            "(iv) negligence, bad faith or willful misconduct of the Company in connection with its performance under this Article II.

   If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

   This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

         (l) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of
                  Section 2.07(b)(i) of the Reg AB Addendum:

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   "(and if the Company is servicing any of the Mortgage Loans in a
Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

         (m) Exhibit B to the Reg AB Addendum is hereby replaced by Exhibit A-1 hereto.

         (n)      Written notice provided in compliance with Sections 2.03(d),
                  (e) or (g) of the Reg AB Addendum shall be substantially in the form of Exhibit B-1 to this Agreement.



         7. Continuing Effect

         Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

         8. Governing Law

         This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

         9. Notices

         Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent as follows:

         In the case of MSMCI:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Morgan Stanley Mortgage Loan Trust 2006-5AR


              With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

         In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-5AR

         In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-5AR

         In the case of Wachovia and the Servicer:

                  Wachovia Mortgage Corporation
                  901 South Tryon Street
                  Charlotte, North Carolina  28202
                  Attention:  Kendal Leeson

              With a copy to:

                  Wachovia Mortgage Corporation
                  1100 Corporate Center Drive
                  Raleigh, North Carolina  27607
                  Attention:  Tom Fowler

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

         10. Ratification

         Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

         11. Counterparts

         This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         12. Definitions

         Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                       MORGAN STANLEY MORTGAGE CAPITAL INC.


                                       By:  /s/  Steven Shapiro
                                          --------------------------------
                                          Name:  Steven Shapiro
                                          Title: ED


                                       MORGAN STANLEY CAPITAL I INC.


                                       By:  /s/  Steven Shapiro
                                          --------------------------------
                                          Name:  Steven Shapiro
                                          Title: VP


                                       WACHOVIA  MORTGAGE CORPORATION


                                       By:  /s/  Caroline L. Payne
                                          --------------------------------
                                          Name:  Caroline L. Payne
                                          Title: VP


Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By:  /s/  Patricia Russo
   ------------------------------
   Name:  Patricia Russo
   Title: VP

LASALLE BANK, NATIONAL
ASSOCIATION, as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-5AR


By:  /s/  Susan L. Feld
   ------------------------------
   Name:  Susan L. Feld
   Title: Assistant VP

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]

Exhibit IIA: Standard File Layout - Delinquency Reporting


------------------------------------------------------------------------------------------------------------------------------
Column/Header Name             Description                                         Decimal    Format Comment
------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR              A unique number assigned to a loan by the
                               Servicer.  This may be different than the LOAN_NBR
------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                       A unique identifier assigned to each loan by the
                               originator.
------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                     Servicer Client Number
------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR              Contains a unique number as assigned by an external
                               servicer to identify a group of loans in their
                               system.
------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME            First Name of the Borrower.
------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME             Last name of the borrower.
------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                   Street Name and Number of Property
------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                     The state where the  property located.
------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                       Zip code where the property is located.
------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE         The date that the borrower's next payment is due to            MM/DD/YYYY
                               the servicer at the end of processing cycle, as
                               reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                      Loan Type (i.e. FHA, VA, Conv)
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE          The date a particular bankruptcy claim was filed.              MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE        The chapter under which the bankruptcy was filed.
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR            The case number assigned by the court to the
                               bankruptcy filing.
------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE         The payment due date once the bankruptcy has been              MM/DD/YYYY
                               approved by the courts
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE     The Date The Loan Is Removed From Bankruptcy.                  MM/DD/YYYY
                               Either by Dismissal, Discharged and/or a Motion For
                               Relief Was Granted.
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE             The Date The Loss Mitigation Was Approved By The               MM/DD/YYYY
                               Servicer
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                  The Type Of Loss Mitigation Approved For A Loan
                               Such As;
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE         The Date The Loss Mitigation /Plan Is Scheduled To             MM/DD/YYYY
                               End/Close
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE         The Date The Loss Mitigation Is Actually Completed             MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE           The date DA Admin sends a letter to the servicer               MM/DD/YYYY
                               with instructions to begin foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE         Date File Was Referred To Attorney to Pursue                   MM/DD/YYYY
                               Foreclosure
------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE               Notice of 1st legal filed by an Attorney in a                  MM/DD/YYYY
                               Foreclosure Action
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE      The date by which a foreclosure sale is expected to            MM/DD/YYYY
                               occur.
------------------------------------------------------------------------------------------------------------------------------


                                 Page 1 of 32
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com




------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE               The actual date of the foreclosure sale.                       MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------

FRCLSR_SALE_AMT                The amount a property sold for at the foreclosure       2      No commas(,) or dollar signs
                               sale.                                                          ($)
------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE            The date the servicer initiates eviction of the                MM/DD/YYYY
                               borrower.
------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE        The date the court revokes legal possession of the             MM/DD/YYYY
                               property from the borrower.
------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                     The price at which an REO property is marketed.         2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                      The date an REO property is listed at a particular             MM/DD/YYYY
                               price.
------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                      The dollar value of an offer for an REO property.       2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                The date an offer is received by DA Admin or by the            MM/DD/YYYY
                               Servicer.
------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE               The date the REO sale of the property is scheduled             MM/DD/YYYY
                               to close.
------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE        Actual Date Of REO Sale                                        MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                  Classification of how the property is occupied.
------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE            A code that indicates the condition of the property.
------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE           The date a  property inspection is performed.                  MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                 The date the appraisal was done.                               MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                   The current "as is" value of the property based on     2
                               brokers price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL              The amount the property would be worth if repairs       2
                               are completed pursuant to a broker's price opinion
                               or appraisal.
------------------------------------------------------------------------------------------------------------------------------
If applicable:
------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE             FNMA Code Describing Status of Loan
------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE             The circumstances which caused a borrower to stop
                               paying on a loan.   Code indicates the reason why
                               the loan is in default for this cycle.
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE            Date Mortgage Insurance Claim Was Filed With                   MM/DD/YYYY
                               Mortgage Insurance Company.
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                   Amount of Mortgage Insurance Claim Filed                       No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE             Date Mortgage Insurance Company Disbursed Claim                MM/DD/YYYY
                               Payment
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID              Amount Mortgage Insurance Company Paid On Claim         2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE          Date Claim Was Filed With Pool Insurance Company               MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                 Amount of Claim Filed With Pool Insurance Company       2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE           Date Claim Was Settled and The Check Was Issued By             MM/DD/YYYY
                               The Pool Insurer
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID            Amount Paid On Claim By Pool Insurance Company          2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                      MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                       2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                       MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                        2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                      2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE        Date HUD Disbursed Part B Claim Payment                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                        2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans Admin               MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim Payment               MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim                2      No commas(,) or dollar signs
                                                                                              ($)
------------------------------------------------------------------------------------------------------------------------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
   o     ASUM-       Approved Assumption
   o     BAP-        Borrower Assistance Program
   o     CO-         Charge Off
   o     DIL-        Deed-in-Lieu
   o     FFA-        Formal Forbearance Agreement
   o     MOD-        Loan Modification
   o     PRE-        Pre-Sale
   o     SS-         Short Sale
   o     MISC-       Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
   o   Mortgagor
   o   Tenant
   o   Unknown
   o   Vacant

The Property Condition field should show the last reported condition of the property as follows:
   o     Damaged
   o     Excellent
   o     Fair
   o     Gone
   o     Good
   o     Poor
   o     Special Hazard
   o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

           -----------------------------------------------------------------
           Delinquency Code   Delinquency Description
           -----------------------------------------------------------------
           001                FNMA-Death of principal mortgagor
           -----------------------------------------------------------------
           002                FNMA-Illness of principal mortgagor
           -----------------------------------------------------------------
           003                FNMA-Illness of mortgagor's family member
           -----------------------------------------------------------------
           004                FNMA-Death of mortgagor's family member
           -----------------------------------------------------------------
           005                FNMA-Marital difficulties
           -----------------------------------------------------------------
           006                FNMA-Curtailment of income
           -----------------------------------------------------------------
           007                FNMA-Excessive Obligation
           -----------------------------------------------------------------
           008                FNMA-Abandonment of property
           -----------------------------------------------------------------
           009                FNMA-Distant employee transfer
           -----------------------------------------------------------------

           -----------------------------------------------------------------
           011                FNMA-Property problem
           -----------------------------------------------------------------
           012                FNMA-Inability to sell property
           -----------------------------------------------------------------
           013                FNMA-Inability to rent property
           -----------------------------------------------------------------
           014                FNMA-Military Service
           -----------------------------------------------------------------
           015                FNMA-Other
           -----------------------------------------------------------------
           016                FNMA-Unemployment
           -----------------------------------------------------------------
           017                FNMA-Business failure
           -----------------------------------------------------------------
           019                FNMA-Casualty loss
           -----------------------------------------------------------------
           022                FNMA-Energy environment costs
           -----------------------------------------------------------------
           023                FNMA-Servicing problems
           -----------------------------------------------------------------
           026                FNMA-Payment adjustment
           -----------------------------------------------------------------
           027                FNMA-Payment dispute
           -----------------------------------------------------------------
           029                FNMA-Transfer of ownership pending
           -----------------------------------------------------------------
           030                FNMA-Fraud
           -----------------------------------------------------------------
           031                FNMA-Unable to contact borrower
           -----------------------------------------------------------------
           INC                FNMA-Incarceration
           -----------------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

           ----------------------------------------------------------------
              Status Code     Status Description
           ----------------------------------------------------------------
                  09          Forbearance
           ----------------------------------------------------------------
                  17          Pre-foreclosure Sale Closing Plan Accepted
           ----------------------------------------------------------------
                  24          Government Seizure
           ----------------------------------------------------------------
                  26          Refinance
           ----------------------------------------------------------------
                  27          Assumption
           ----------------------------------------------------------------
                  28          Modification
           ----------------------------------------------------------------
                  29          Charge-Off
           ----------------------------------------------------------------
                  30          Third Party Sale
           ----------------------------------------------------------------
                  31          Probate
           ----------------------------------------------------------------
                  32          Military Indulgence
           ----------------------------------------------------------------
                  43          Foreclosure Started
           ----------------------------------------------------------------
                  44          Deed-in-Lieu Started
           ----------------------------------------------------------------
                  49          Assignment Completed
           ----------------------------------------------------------------
                  61          Second Lien Considerations
           ----------------------------------------------------------------
                  62          Veteran's Affairs-No Bid
           ----------------------------------------------------------------
                  63          Veteran's Affairs-Refund
           ----------------------------------------------------------------
                  64          Veteran's Affairs-Buydown
           ----------------------------------------------------------------
                  65          Chapter 7 Bankruptcy
           ----------------------------------------------------------------
                  66          Chapter 11 Bankruptcy
           ----------------------------------------------------------------
                  67          Chapter 13 Bankruptcy
           ----------------------------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing


----------------------------------------------------------------------------------------------------------------------------------
Column Name                Description                                     Decimal      Format Comment                        Max
                                                                                                                             Size
----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR           A value assigned by the Servicer to define a                 Text up to 10 digits                    20
                           group of loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                   A unique identifier assigned to each loan by                 Text up to 10 digits                    10
                           the investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR          A unique number assigned to a loan by the                    Text up to 10 digits                    10
                           Servicer. This may be different
                           than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME              The borrower name as received in the file.                   Maximum length of 30 (Last, First)      30
                           It is not separated by first and last name.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT              Scheduled monthly principal and scheduled            2       No commas(,) or dollar signs ($)        11
                           interest payment that a borrower is expected
                           to pay, P&I constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE              The loan interest rate as reported by the            4       Max length of 6                          6
                           Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE               The loan gross interest rate less the service        4       Max length of 6                          6
                           fee rate as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE              The servicer's fee rate for a loan as                4       Max length of 6                          6
                           reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT               The servicer's fee amount for a loan as              2       No commas(,) or dollar signs ($)        11
                           reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                The new loan payment amount as reported by           2       No commas(,) or dollar signs ($)        11
                           the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE              The new loan rate as reported by the                 4       Max length of 6                          6
                           Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE             The index the Servicer is using to calculate         4       Max length of 6                          6
                           a forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL          The borrower's actual principal balance at           2       No commas(,) or dollar signs ($)        11
                           the beginning of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------


                                 Page 1 of 32
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com



ACTL_END_PRIN_BAL          The borrower's actual principal balance at           2       No commas(,) or dollar signs ($)        11
                           the end of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE     The date at the end of processing cycle that                 MM/DD/YYYY                              10
                           the borrower's next payment is due to the
                           Servicer, as reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1            The first curtailment amount to be applied.          2       No commas(,) or dollar signs ($)        11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1           The curtailment date associated with the                     MM/DD/YYYY                              10
                           first curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1            The curtailment interest on the first                2       No commas(,) or dollar signs ($)        11
                           curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2            The second curtailment amount to be applied.         2       No commas(,) or dollar signs ($)        11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2           The curtailment date associated with the                     MM/DD/YYYY                              10
                           second curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2            The curtailment interest on the second               2       No commas(,) or dollar signs ($)        11
                           curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3            The third curtailment amount to be applied.          2       No commas(,) or dollar signs ($)        11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3           The curtailment date associated with the                     MM/DD/YYYY                              10
                           third curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3             The curtailment interest on the third                2       No commas(,) or dollar signs ($)        11
                           curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                    The loan "paid in full" amount as reported by        2       No commas(,) or dollar signs ($)        11
                           the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                   The paid in full date as reported by the                     MM/DD/YYYY                              10
                           Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                The standard FNMA numeric code                              Action Code Key: 15=Bankruptcy,          2
                           used to indicate the                                        30=Foreclosure, , 60=PIF,
                           default/delinquent status of a                              63=Substitution, 65=Repurchase,70=REO
                           particular loan.
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                The amount of the interest adjustment as             2       No commas(,) or dollar signs ($)        11
                           reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT     The Soldier and Sailor Adjustment amount, if         2       No commas(,) or dollar signs ($)        11
                           applicable.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT           The Non Recoverable Loan Amount, if                  2       No commas(,) or dollar signs ($)        11
                           applicable.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT              The amount the Servicer is passing as a loss,        2       No commas(,) or dollar signs ($)        11
                           if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL         The scheduled outstanding principal amount           2       No commas(,) or dollar signs ($)        11
                           due at the beginning of the cycle date to be
                           passed through to investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL         The scheduled principal balance due to               2       No commas(,) or dollar signs ($)        11
                           investors at the end of a processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT             The scheduled principal amount as reported by        2       No commas(,) or dollar signs ($)        11
                           the Servicer for the current cycle -- only
                           applicable for Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT              The scheduled gross interest amount less the         2       No commas(,) or dollar signs ($)        11
                           service fee amount for the current
                           cycle as reported by the Servicer
                           -- only applicable for
                           Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT              The actual principal amount collected by the         2       No commas(,) or dollar signs ($)        11
                           Servicer for the current reporting
                           cycle -- only applicable for
                           Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT               The actual gross interest amount less the            2       No commas(,) or dollar signs ($)        11
                           service fee amount for the current
                           reporting cycle as reported by the
                           Servicer -- only applicable for
                           Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT        The penalty amount received when a borrower          2       No commas(,) or dollar signs ($)        11
                           prepays on his loan as reported by the
                           Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED     The prepayment penalty amount for the loan           2       No commas(,) or dollar signs ($)        11
                           waived by the servicer.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                   The Effective Payment Date of the                            MM/DD/YYYY                              10
                           Modification for the loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                   The Modification Type.                                       Varchar - value can be alpha or numeric  30
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and                2       No commas(,) or dollar signs ($)        11
                           interest advances made by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
         NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
         (o)

         (p) The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
         4-12.    Complete as applicable. Required documentation:
                  * For taxes and insurance advances - see page 2 of 332 form
                    - breakdown required showing period
                    of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
                  * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
                  * Other expenses - copies of corporate advance history showing all payments
                  *   REO repairs > $1500 require explanation
                  *   REO repairs >$3000 require evidence of at least 2 bids.
                  *   Short Sale or Charge Off require P&L supporting the
                      decision and WFB's approved Officer Certificate
                  *   Unusual or extraordinary items may require further
                      documentation.
         13.      The total of lines 1 through 12.
         (q)      Credits:
         14-21.   Complete as applicable. Required documentation:
                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
                  Letter of Proceeds Breakdown.
                  *   Copy of EOB for any MI or gov't guarantee
                  * All other credits need to be clearly defined on the 332 form

         22.      The total of lines 14 through 21.

         Please Note:      For HUD/VA loans, use line (18a) for Part A/Initial
                           proceeds and line (18b) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).


                                 Page 1 of 32
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________         Date:  _______________
         Phone:  ______________________   Email Address:_____________________


--------------------   --------------------------  ---------------------------
Servicer Loan No.      Servicer Name               Servicer Address


--------------------   --------------------------  ---------------------------

   WELLS FARGO BANK, N.A. Loan No._____________________________

   Borrower's Name: _____________________________________________________
   Property Address: ____________________________________________________

   Liquidation Type:  REO Sale    3rd Party Sale      Short Sale    Charge Off

   Was this loan granted a Bankruptcy deficiency or cramdown      Yes     No
   If "Yes", provide deficiency or cramdown amount _________________________

   Liquidation and Acquisition Expenses:
   (1)  Actual Unpaid Principal Balance of Mortgage Loan $    ____________(1)
   (2)  Interest accrued at Net Rate                          ____________(2)
   (3)  Accrued Servicing Fees                                ____________(3)
   (4)  Attorney's Fees                                       ____________(4)
   (5)  Taxes (see page 2)                                    ____________(5)
   (6)  Property Maintenance                                  ____________(6)
   (7)  MI/Hazard Insurance Premiums (see page 2)             ____________(7)
   (8)  Utility Expenses                                      ____________(8)
   (9)  Appraisal/BPO                                         ____________(9)
   (10) Property Inspections                                  ____________(10)
   (11) FC Costs/Other Legal Expenses                         ____________(11)
   (12) Other (itemize)                                       ____________(12)
            Cash for Keys__________________________           ____________(12)
            HOA/Condo Fees_______________________             ____________(12)
            ______________________________________            ____________(12)

            Total Expenses                                   $____________(13)
   Credits:
   (14) Escrow Balance                                       $____________(14)
   (15) HIP Refund                                            ___________ (15)
   (16) Rental Receipts                                       ___________ (16)
   (17) Hazard Loss Proceeds                                  ___________ (17)
   (18) Primary Mortgage Insurance / Gov't Insurance          ____________(18a)
   HUD Part A

                                                              ____________(18b)
   HUD Part B
   (19) Pool Insurance Proceeds                               ____________ (19)
   (20) Proceeds from Sale of Acquired Property               ____________ (20)
   (21) Other (itemize)                                       ____________ (21)
        _________________________________________             ____________ (21)

        Total Credits                                         $____________(22)
   Total Realized Loss (or Amount of Gain)                    $____________(23)

Escrow Disbursement Detail


-------------------------------------------------------------------------------
      Type        Date   Period of   Total    Base       Penalties    Interest
   (Tax /Ins.)    Paid   Coverage    Paid    Amount
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

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



                                  EXHIBIT A-1

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";


----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                            General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
                       Policies and procedures are instituted to monitor any                              X
                       performance or other triggers and events of default
1122(d)(1)(i)          in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)         If any material servicing activities are outsourced to third parties,              X
                       policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)        Any requirements in the transaction agreements to
                       maintain a back-up servicer for the mortgage loans are
                       maintained.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)         A fidelity bond and errors and omissions policy is in effect on the                X
                       party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                           Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)          Payments on mortgage loans are deposited into the appropriate custodial            X
                       bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)         Disbursements made via wire transfer on behalf of an obligor or to an              X
                       investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)        Advances of funds or guarantees regarding collections, cash flows or               X
                       distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)         The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are
                       separately maintained (e.g., with respect to commingling of cash) as set           X
                       forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)          Each custodial account is maintained at a federally insured depository             X
                       institution as set forth in the transaction agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities
                       Exchange Act.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent unauthorized access.              X
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)        Reconciliations are prepared on a monthly basis for all asset-backed               X
                       securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A)
                       mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                       agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                           Investor Remittances and Reporting
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)          Reports to investors, including those to be filed with the Commission,             X
                       are maintained in accordance with the transaction agreements and
                       applicable Commission requirements.   Specifically, such reports (A) are
                       prepared in accordance with timeframes and other terms
                       set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as
                       to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)         Amounts due to investors are allocated and remitted in accordance with             X
                       timeframes, distribution priority and other terms set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)        Disbursements made to an investor are posted within two business days to
                       the Servicer's investor records, or such other number of days specified            X
                       in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)         Amounts remitted to investors per the investor reports agree with
                       cancelled checks, or other form of payment, or custodial bank                      X
                       statements.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                               Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)          Collateral or security on mortgage loans is maintained                             X
                       as required by the transaction agreements or related
                       mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)         Mortgage loan and related documents are safeguarded as required by the             X
                       transaction agreements
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)        Any additions, removals or substitutions to the asset pool are made,               X
                       reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)         Payments on mortgage loans, including any payoffs, made in accordance              X
                       with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)          The Servicer's records regarding the mortgage loans agree with the                 X
                       Servicer's records with respect to an obligor's unpaid principal balance.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)         Changes with respect to the terms or status of an obligor's mortgage               X
                       loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)        Loss mitigation or recovery actions (e.g., forbearance plans,                      X
                       modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)       Records documenting collection efforts are maintained during the period            X
                       a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------------
1122( d)( 4 )(ix)      Adjustments to interest rates or rates of return for mortgage loans with           X
                       variable rates are computed based on the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
1122( d)( 4 )(x)       Regarding any funds held in trust for an obligor (such as escrow                   X
                       accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122( d)( 4 )(xi)      Payments made on behalf of an obligor (such as tax or insurance                    X
                       payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)        Any late payment penalties in connection with any payment to be made on            X
                       behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)       Disbursements made on behalf of an obligor are posted within two                   X
                       business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)        Delinquencies, charge-offs and uncollectible accounts                              X
                       are recognized and recorded in accordance with the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)         Any external enhancement or other support, identified
                       in Item 1114(a)(1) through (3) or Item 1115 of
                       Regulation AB, is maintained as set forth in the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                                      [WACHOVIA MORTGAGE CORPORATION] [NAME OF
                                      SUBSERVICER]


                                      Date:  _________________________________



                                      By:      _________________________________
                                               Name:
                                               Title:

                                  EXHIBIT B-1


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-5AR - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section [2.03(d)][2.03(e)][2.03(f)] of the Regulation AB Compliance Addendum, dated as of November 22, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among Morgan Stanley Capital I Inc., as Depositor, Wachovia Mortgage Corporation, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

         Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

          [NAME OF PARTY]

          as [role]


          By: __________________

                Name:

                Title: